EXHIBIT 10(s)
EMPLOYMENT AGREEMENT EXTENSION
THIS EMPLOYMENT AGREEMENT EXTENSION (this “Agreement Extension”) is entered into effective the 30 day of March, 2010, by and between The Franklin Savings and Loan Company, a savings and loan association organized under the laws of the State of Ohio (the “Employer”), and Gregory W. Meyers (the “Employee”).
WITNESSETH:
WHEREAS, the Employee is currently employed as the Vice President of the Employer; and
WHEREAS, the Employer and the Employee are parties to an employment agreement dated August 15, 2004 and amended December 30, 2008 and May 13, 2009 (the “Employment Agreement”); and
WHEREAS, the current expiration date of the Employment Agreement is March 31, 2012; and
WHEREAS, Section 1 of the Employment Agreement provides that the Employer’s Board of Directors may extend the term of the Employment Agreement; and
WHEREAS, as a result of the skill, knowledge, performance and experience of the Employee, the Board of Directors of the Employer has determined that the Employment Agreement should be extended; and
WHEREAS, the Employee desires to continue to serve as the Vice President of the Employer and consents to the extension of the Employment Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Employer and the Employee hereby agree as follows:
1. Extension of Term of Employment Agreement. The term of the Employment Agreement is hereby extended and the Employment Agreement shall terminate on March 31, 2013 (the “Extended Term”).
2. Effect of Prior Agreements. All of the terms and conditions of the Employment Agreement shall remain in full force and effect during the Extended Term.
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IN WITNESS WHEREOF, the Employer has caused this Agreement Extension to be executed by its duly authorized officer, and the Employee has consented to and signed this Agreement Extension, each as of the date first above written.

EMPLOYER:

Attest:	THE FRANKLIN SAVINGS AND LOAN COMPANY

/s/ Margaret Havlin	By:	/s/ Gretchen J. Schmidt Name: Gretchen J. Schmidt
Title: President

Attest:	EMPLOYEE:

/s/ Margaret Havlin	/s/ Gregory W. Meyers